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                                                                    EXHIBIT 23.2


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


      We consent to the use of our report dated January 20, 2003, included in the Annual Report on Form 10-K of Informatica Corporation for the year ended December 31, 2002, with respect to the consolidated financial statements, as amended, included in this Form 10-K/A.

                                         /s/ ERNST & YOUNG LLP



Palo Alto, California
May 13, 2003